PRUDENTIAL INVESTMENT PORTFOLIOS 3
Prudential Strategic Value Fund

PRUDENTIAL INVESTMENT PORTFOLIOS 5
Prudential Small-Cap Value Fund

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10
Prudential Mid-Cap Value Fund

Supplement dated February 27, 2015 to the
Currently Effective Prospectus and Statement of Additional Information (SAI)

John Leib, CFA currently serves as a portfolio manager for each of the Funds. In April 2014, Mr. Leib announced his intention to retire from Quantitative Management Associates LLC (QMA) during the first quarter of 2015, and his retirement is effective as of the close of business today. To reflect Mr. Leib’s retirement, all references and information pertaining to Mr. Leib are hereby deleted.

Deborah Woods, Robert Leung, CFA, Stephen Courtney, and Mitchell Stern, who currently serve as portfolio managers for each of the Funds, will continue to serve as portfolio managers.

LR725